UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2020

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Teledyne Technologies Incorporated (“Teledyne”) has determined to terminate discussions regarding its proposed acquisition of Photonis International SAS and affiliates (“Photonis”).

On March 31, 2020, Teledyne was verbally notified by the Foreign Investment Office of France of a negative opinion by the France Minister of the Economy and Finance (“MoE”) with respect to an application by Teledyne to obtain a foreign investment authorization for the proposed acquisition. However, on July 30, 2020, the MoE notified Teledyne in writing that the acquisition of Photonis could proceed only if Teledyne agreed to certain conditions. Such conditions would include a minority ownership stake in Photonis by the France sovereign investment fund Banque publique d'investissement (Bpifrance). Such investment would also include veto rights regarding the operations and management of Photonis’ European businesses in both France and the Netherlands. After reviewing the proposed conditions and following further discussions with the MoE, Teledyne has determined that a potential acquisition under the terms proposed by the MoE was not feasible at a valuation that was communicated to Teledyne by representatives of Photonis, and Teledyne has voluntarily agreed to withdraw its application for foreign investment authorization.

Photonis provides advanced photon and electron multipliers, which are the enabling technology for night vision in defense applications and low-light imaging in astronomy and laboratory science. Other related products are primarily sold to laboratory instrument original equipment manufacturers, for which Photonis detectors and ion transport products enable the science of mass spectrometry. Finally, Photonis provides specialty microwave devices and ion detectors for government and energy applications.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main
Susan L. Main
Senior Vice President and Chief Financial Officer
Dated: September 28, 2020